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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 24, 2013

PROVIDENCE AND WORCESTER RAILROAD COMPANY
 (Exact name of registrant as specified in its charter)

Rhode Island	0-16704	05-0344399
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hammond Street, Worcester, Massachusetts  01610
(address, including zip code, of principal executive offices)

(508) 755-4000
Registrant’s telephone number, including area code

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
ž      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ž      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ž      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ž      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 22, 2013, Providence and Worcester Railroad Company (the “Company”) and Commerce Bank & Trust Company agreed to extend the maturity of a $5 Million unsecured line of credit facility (the “Loan Facility”) pursuant to an Allonge to Promissory Note extending the maturity date to June 25, 2015.  No amounts are outstanding under the Loan Facility as of this date.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1945, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Providence and Worcester Railroad Company

By: /s/ Marie A. Angelini Marie A. Angelini, Secretary and General Counsel

Dated:  January 24, 2013